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                                                                      Exhibit 22

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
        MERRILL LYNCH CAPITAL CORPORATION                   BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED              BANK OF AMERICA, N.A.
             4 WORLD FINANCIAL CENTER                         BANC OF AMERICA BRIDGE LLC
                   NORTH TOWER                                    9 WEST 57TH STREET
                NEW YORK, NY 10080                                NEW YORK, NY 10019
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                                                             HIGHLY CONFIDENTIAL

                                                                   July 18, 2005

Cablevision Systems Corporation
1111 Stewart Avenue
Bethpage, New York 11714
Attention: Victoria D. Salhus,
           Senior Vice President,
             Deputy General Counsel
               and Secretary

                              PROJECT CENTRAL PARK
                     COMMITMENT ACCEPTANCE EXTENSION LETTER

Ladies and Gentlemen:

            We refer to the the Credit Facilities Commitment Letter (together with the exhibits thereto, the "Commitment Letter") dated June 19, 2005 from Merrill Lynch Capital Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Bank of America, N.A. and Banc of America Bridge LLC addressed to you, Cablevision Systems Corporation, a Delaware corporation. We hereby agree to extend the date for your acceptance of the Commitment Letter to August 10, 2005. The date of July 20, 2005 that appears in the second to last paragraph of the Commitment Letter accordingly shall be deemed to be August 10, 2005.

            We note that the word "after" in the first line in paragraph
(J)(ii)(2) of Exhibit D of the Commitment Letter should read "prior". We will be happy to correct this error in connection with your execution and delivery of the Commitment Letter.

                            [Signature pages follow]

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                              Very truly yours,

                              MERRILL LYNCH CAPITAL CORPORATION

                              By:              /s/ David Tuvlin
                                  ----------------------------------------------
                                  Name: David Tuvlin
                                  Title: Vice President

                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                              By:              /s/ David Tuvlin
                                  ----------------------------------------------
                                  Name: David Tuvlin
                                  Title: Managing Director

                              BANC OF AMERICA SECURITIES LLC

                              By:             /s/ John McCusker
                                  ----------------------------------------------
                                  Name: John McCusker
                                  Title: Managing Director

                              BANK OF AMERICA, N.A.

                              By:             /s/ John McCusker
                                  ----------------------------------------------
                                  Name: John McCusker
                                  Title: Managing Director

                              BANC OF AMERICA BRIDGE LLC

                              By:              /s/ John McCusker
                                  ----------------------------------------------
                                  Name: John McCusker
                                  Title: Managing Director

           [Signature page to Commitment Acceptance Extension Letter]